February 2007

Wall Street Analyst Forum

ENEI.OB

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal
Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; Ener1’s plans to reduce costs and gain a competitive advantage by consolidating manufacturing operations and implementing automated production processes; charges Ener1 will incur in connection with consolidating manufacturing operations; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the need for additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB for the year ended December 31, 2005, as well as in its other filings from time to time with the Securities and Exchange Commission.
These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward-
looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investment Highlights

Seasoned team – technical, operational, financial and senior management

Original Li-ion battery solution for emerging hybrid market

Innovative fuel cell solutions for near term and long term
markets

Solid partner relationships – ITOCHU, USABC

Accelerating commercialization of technologies

Maturing traction with potential customers – USABC, FHI, AST

Operating Management

CFO of $1.5 billion division of IBM

CFO of Recall Corporation

CFO

Ajit Habbu

Directed development of lithium batteries since 1998

Doctorate in solid-state chemical physics

Founder, CEO and
CTO

Peter Novak

Founder/CEO of Anuvu, developer of fuel cells for
automotive applications

Project and Design Engineer for rockets and fuel cells at
Aerojet Propulsion Division of GenCorp

Executive VP and
President of
EnerFuel

Rex Hodge

Co-founder and executive with Quallion, manufacturer of
batteries for medical implants and aerospace applications

COO of EnerDel

Naoki Ota

Member of management team of successful Li-ion battery
start-up and IPO

Sales and Marketing Director/VP U.S. of Danionics,
international lithium battery company

Executive VP and
President of EnerDel

Ulrik Grape

Experience

Title

Name

Business Segments

EnerDel – advanced battery technology

High power Li-ion battery – the next generation solution for hybrid electric and electric vehicles

Battery products for medical, aerospace, military, asset tracking and industrial applications

Competitive advantages in battery materials, design and production technologies

EnerFuel – advanced fuel cell technology

Developing high temperature fuel cells

Unique modular approach – simpler, smaller and less expensive

Working with both fuel cell stacks and membranes

EnerDel Overview

Extensive relevant industry expertise

Li-ion battery specialists from Japan

Automobile system integration specialists from Delphi

Operating experiences range from small start-up companies to large manufacturing firms

Innovative materials and design for high power

Automated, low labor cost manufacturing process

Superior technology for safety and longevity

Contract with USABC – “Big Three and DOE”

Market Opportunity and Drivers

Pressure to reduce dependence on foreign oil – transportation is 68% of the
U.S. oil consumption

Hybrids reduce oil (gas) consumption and pollution emissions

Whether fuel is gasoline, diesel, biodiesel or other alternative fuels, hybrids operate with improved fuel efficiency

They are becoming a component of total energy fuel management

They are here to stay

Battery advancements are key to improving future hybrid performance and increasing sales of hybrid vehicles

Li-ion will replace NiMH in hybrids – precedent set in consumer electronics

Li-ion commands size/weight/power advantages over current NiMH

EnerDel Li-ion technology offers cost and performance advantages to hybrids, thus

Positions EnerDel to capitalize on the existing and potential hybrid growth opportunity

HEV Market Will Continue to Grow

Auto manufacturers are committed to producing HEVs

Toyota Prius and Camry

Lexus RX400h SUV and GS450h

Honda Civic and Accord

Ford Escape

Saturn VUE

New hybrid models are being introduced regularly

HEV market will grow substantially through 2010-2015

Honda Civic

Lexus GS 450h

Toyota Prius

Lexus RX 400h

EnerDel Strategy

Target major global auto manufacturers

Initial focus on “Big Three” U.S. makers

Leverage strategic alliances and form new ones

ITOCHU

USABC

Delphi

Argonne National Lab

Exploit other specialty markets and government contracts

Ener1

Argonne
EnerDel
ENERSTRUCT
DELPHI
Driving Tomorrow's Technology
ITOCHU

EnerDel
10
Energy For the Future

EnerDel Strategic Relationships

U.S. market focus

   Automobile

   Aerospace

   Military

   Medical

U.S. based companies
dominate these fields

The final products in
these markets are
manufactured locally
in the U.S.

System
Electronics

Material
Development

Cell
Engineering

Manufacturing/
Development

Cell

System

Research

Japan

Japan

USA

USA

USA

EnerDel Li-ion vs. NiMH

Energy density                             Superior

Power                                   Superior

Cycle life                  Superior

Safety                                   Equal

Reliability            Superior

Cost                                             Superior

Low temperature mode                         Superior

Recyclability                                         Equal

Environmental friendliness     Equal

EnerDel vs. Competitors

Medium
(5-10Ah)

Stack

Hard Carbon

Lithium-Titanate

Manganese Spinel

(LiMn2O 4)

EnerDel

N/A

Medium (5-10Ah) or
Small (3Ah)

Cell Size

High Power

Better Safety

Longer Life

Wound

Design

Better Safety

Longer Life

Graphite

Anode

High Power

Better Safety

Lower Cost

Nickel Oxide or Olivine

(LiNiXCoXO or LiFePO4)

Cathode

EnerDel Advantages

U.S. Competitors

EnerDel vs. Competitors

U.S. Competitors – Wound Design

Negative Electrode

Positive and Negative is not equal  (Yellow and Green Area)

Cell Impedance is not uniform due to the tab position.

Positive Electrode

EnerDel – Stack Design

e-

e-

Negative
Electrode

Positive

Electrode

Advantages of EnerDel design

   High power

   Better safety

   Longer life

   Uniform heat distribution

FRM
GAIN 1
TRIG OFF
M FOLLOW
INPUT 0-
L 47.0
R 50.0

FRM
GAIN
M FOLLOW
INPUT 0-

14

Energy For the Future

Excellent High Rate/Thermal Performance

80A Continuous Discharge
EnerDel 2Ah Cell

33oC

66.7oC

30A Continuous Discharge
Competitors 2.3Ah Cell

Competitors

EnerDel

EnerDel – U.S. Based Supplier

Automated production – manageable costs

Proximity to customers – engineering and marketing interaction benefits

Convenience and freight cost benefits to OEM customers in the U.S.

Diversification of battery supply for the U.S. HEV manufacturing operations

2,000 Channel Testing/Formation Equipment and Pack Assembly Facilities

EnerDel Indianapolis Facility

Full utility and infrastructure support for the site

Facility built for battery cell and pack
manufacturing

General purpose plant area (48,000 + 20,000 ft2)

Including dry room facility (~5,000 ft2)

Office area (12,000 + 12,000 ft2)

Battery cell and pack testing lab

2,000 channel cell testing

12 channel high voltage battery pack testing

Battery production equipment

Plant capacity ~300k packs/year

One of the largest coating machines in the U.S.
battery industry

State of the art analytical equipment

XRD, ICP, DSC, TG-DTA, BET, ARC, etc.

Delphi

Bldg 4

EnerDel

Bldg 7

Delphi

Bldg 3

GM-AED

UTE

Upcoming EnerDel Milestones

Samples to target customers in auto segment

Securing USABC Phase 2 contract

Defense agency development contract

Federal and state public financing

Development contract with a major automotive OEM

Production order for hybrid batteries

Commencement of volume manufacturing for hybrid market

EnerFuel Overview

Unique, phased plan for development

Early, niche market technology that contains elements
critical for subsequent larger commercial markets

Commencement of commercialization activities

First product – humidifier – successfully launched

Customers include many prominent fuel cell
integration companies

Developing next generation high temperature fuel cells

Solves industry need for reduced cost/complexity/size

Planned deployment by 2008

New modular fuel cell concept

Solves PEM (proton exchange membrane) fuel cell
manufacturing and reliability issues

Modular Fuel Cells

Planned Products and Services

Strategy – services and products that build on each other

Diversified product line reduces market risks

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier)

Low Temperature FC and Integrated Products (Sensors)

Modular Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

Government/Corporate Contracts

Florida Hydrogen Initiative (FHI) contract

$550k in funding from the DOE through the Florida Hydrogen Initiative

Design and implement a 10kW fuel cell system using the chemical energy in waste orange peels to power a highway rest stop

Highly visible project – generating national media exposure for EnerFuel

American Science and Technology (AST) subcontract

$200k project to design and build bench top fuel cell system

AST has funding from Chicago State University under a DOD contract

Fuel cell system for Unmanned Aerial Vehicles (UAV)

AST to pay EnerFuel a future royalty for any products based on the IP EnerFuel develops for AST

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

Ener1

EnerFuel

EnerFuel

21

Energy For the Future

Humidifier Successfully Launched

1.2kW humidifiers selling
through fuelcellstore.com

Customers include major fuel
cell integration companies

Positive feedback from
customer testing

Establishes EnerFuel reputation
in industry

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

Ener1

EnerFuel

EnerFuel

22

Energy For the Future

2nd Generation Humidifiers in Development

5kW unit sold and delivered – using 4 of the
1.25kW modules

Built using the same technologies as the
original

30W to 12kW units now in development due to
customer requests and/or orders

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

Near Term Target Markets

Products powered by fuel cell technology

Demonstrate EnerFuel technological capabilities – fuel cells and chemical hydride

Remote sensors

Video cameras

Weather instrumentation

Tsunami monitoring equipment

Earthquake detection

Backup power supply

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

5th Generation Fuel Cell

Already designed, built and tested

Two times lighter and smaller than the
previous generation

More optimal design for production

Superior performance

Optimized for reliability and durability

Ready for near term production and
sale

Planned to be used to power EnerFuel
remote sensor applications

Experiments are ongoing to make the
next generation as robust and
producible as possible

EnerFuel Chemistry – Competitive

EnerFuel has developed a proprietary chemical hydride

Metal hydrides store twice as much energy as Li-ion batteries

Hydrogen weight percent

EnerFuel – 4.2%

Millennium Cell – 3.9%

Metal hydride – 1.2%

Hydrogen produced is more than 830 times the volume of the reactants

Volume equivalent to 12,000 psi gaseous
storage (even without tank)

Only for premium use

Portable electronics

Emergency power

This opens the door to developing other
less expensive chemistries

High Temperature Fuel Cell/Membrane

Fuel cell industry is moving to high temperature cells due to potential reduction in cost, volume and complexity

The new area – level playing field for EnerFuel

Strong capabilities (fuel cell and membrane)

High sales potential – estimated $100 to $200 billion eventual market (ICE replacement)

EnerFuel plan

Two years of R&D

Early sales of end products

Later on, larger sales to OEMs

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

High Temperature Fuel Cell Prototype

Currently being build

Fuel cell design is already
complete

Designed to be consistent with low
cost mass production techniques

Different processes are used to
make prototypes

Modular sealing approach is based
on method developed in camera
fuel cell

High Temperature Membranes

First high temperature membranes
are already built

Material is formulated and
polymerized

Polymer cast into a 5.5” diameter
membrane

Acid elements attached

Next step

Make more membranes

Test and document their properties

Appendix

Selected Stock Market Data*

Trading symbol:                   ENEI.OB

52-week trading range:                          $0.19 – $0.50

Recent price:                                      $0.37

Average daily trading volume:                       37,560

Market cap:  $150 million

Shares outstanding:                                      433 million

*Source: Yahoo Finance.